UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2010

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

De-Orbit Postponement Modification to Indemnification Agreement among the United States, Boeing, Motorola and Iridium

Background

When we purchased the assets of Iridium LLC out of bankruptcy, The Boeing Company (“Boeing”), Motorola, Inc. (“Motorola”), the United States Government and our indirect wholly owned subsidiary, Iridium Satellite LLC (“Iridium Satellite”), entered into an Indemnification Agreement (the “Indemnification Agreement”) dated December 5, 2000, pursuant to which Boeing, Motorola and the U.S. government required specified de-orbit rights as a way to mitigate potential liability risk arising from future operation of the constellation, and provide for the U.S. government’s obligation to indemnify Motorola against potential third-party liability. Under the Indemnification Agreement, the U.S. government has the right to, in its sole discretion, require us to de-orbit our constellation upon the occurrence of certain specified events or at any time after June 5, 2009, unless extended by the U.S. government.

Amendment of U.S. Government De-Orbit Rights

On September 1, 2010, Iridium Satellite entered into a De-Orbit Postponement Modification to the Indemnification Agreement (the “Amendment”), effective September 7, 2010, with Boeing, Motorola and the U.S. government to postpone the U.S. government’s current right to de-orbit our constellation. The Amendment defers the U.S. Government’s current right to de-orbit our constellation until the earliest to occur of (i) January 1, 2015; (ii) Iridium Satellite’s violation of the terms of the Indemnification Agreement; (iii) Iridium Satellite’s breach of the terms of the Amendment; (iv) more than four satellites have insufficient fuel to execute a 12-month de-orbit; (vi) Iridium Satellite’s failure to comply with the de-boost plans; (vii) a finding by the Federal Communications Commission (the “FCC”), not remedied by Iridium Satellite in the time set forth by the FCC, that Iridium Satellite has failed to comply with the terms of the Iridium Orbital Debris Mitigation Plan filed with the FCC and then in effect; (viii) the cancellation, non-renewal or refusal to provide any insurance required by the Indemnification Agreement or the Amendment; and (ix) the termination or completion of the current or any successor agreement between Iridium Satellite and the U.S. Department of Defense (the “DoD”) pursuant to which Iridium Satellite provides mobile satellite services to DoD.

In addition, the Amendment enables Iridium Satellite to purchase certain insurance policies directly, in lieu of reimbursing the costs thereof.

The Amendment does not materially change the rights or obligations of Boeing or Motorola under the Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: September 7, 2010	By:	/s/ JOHN S. BRUNETTE
		Name:	John S. Brunette
		Title:	Chief Legal & Administrative Officer